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            SUPPLEMENT TO THE CYPRESSTREE SENIOR FLOATING RATE FUND
                            MAY 1, 1999 PROSPECTUS

Effective May 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but .45% of the Fund's expenses through May 31, 1999. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.



0499-10060                                    April 30, 1999

                         PROSPECTUS DATED MAY 1, 1999